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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 8, 2000
          -------------------------------------------------------------
                                (Date of Report)


                              NETWORK COMMERCE INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        WASHINGTON                     000-26707                 91-1628103
---------------------------      ---------------------       ------------------
State or Other Jurisdiction      (Commission File No.)         (IRS Employer
    of Incorporation)                                        Identification No.)


           411 FIRST AVENUE SOUTH, SUITE 200 NORTH, SEATTLE, WA 98104
          -------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)


                                 (206) 223-1996
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                SHOPNOW.COM INC.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

     On December 8, 2000, Network Commerce Inc. issued a press release announcing reductions in operating costs and in its work force and providing guidance on certain financial matters for fiscal year 2001. Also on December 8, 2000, Network Commerce Inc. issued a press release announcing the resignation of Alan Koslow as Chief Financial Officer and General Counsel.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  EXHIBITS

         99.1 Press release announcing reductions in operating costs and in its work force and providing guidance on certain financial matters for fiscal year 2001.

         99.2 Press release announcing the resignation of Alan Koslow as Chief Financial Officer and General Counsel


                                        2


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK COMMERCE INC.


Dated:  December 8, 2000               By  /s/ Alan D. Koslow
                                         ------------------------------
                                         Alan D. Koslow
                                         Executive Vice President,
                                         Chief Financial Officer
                                         General Counsel and Secretary




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                                  EXHIBIT INDEX


EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

    99.1                   Press release announcing reductions in operating costs and in its work force and providing guidance on certain financial matters for fiscal year 2001.

    99.2                   Press release announcing the resignation of Alan Koslow as Chief
                           Financial Officer and General Counsel